MANAGED ACCOUNT SERIES II

BlackRock U.S. Mortgage Portfolio

(the “Fund”)

Supplement dated January 7, 2022 to

the Summary Prospectus and the Prospectus of the Fund,

each dated August 27, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The third paragraph in the section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio—Principal Investment Strategies of the Fund,” the third paragraph in the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Mortgage Portfolio—Principal Investment Strategies of the Fund” and the sixth paragraph in the section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in non-agency mortgage-backed securities and may invest in other non-agency securities issued by banks and other financial institutions. Non-agency securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The non-agency mortgage-related securities in which the Fund will invest may be rated below investment grade (commonly known as “junk bonds”) or securities determined by Fund management to be of similar quality. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating.

The section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio—Principal Risks of Investing in the Fund,” the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Mortgage Portfolio—Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Fund” are amended by adding the following:

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Concentration Risk - The Fund’s strategy of concentrating in non-agency mortgage-backed securities means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a mutual fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Shareholders should retain this Supplement for future reference.

ALLPRO-USM-0122SUP